                        GARTMORE VARIABLE INSURANCE TRUST

                         Supplement Dated July 18, 2006
                      to the Prospectuses dated May 1, 2006

1.   On May 25, 2006,  Nationwide Mutual Insurance Company and Nationwide Mutual
     Fire Insurance Company (collectively,  "Nationwide"),  the parent companies of Gartmore Global Asset Management Trust ("GGAMT") and GGAMT's  investment advisory  subsidiaries,  Gartmore  Mutual Fund Capital Trust  ("GMFCT") and
     Gartmore Morley Capital  Management,  Inc.  ("GMCM"),  each of which, along with  GGAMT,  serves as an  investment  adviser  to  various  series of the
     Gartmore Variable Insurance Trust (the "Funds"),  announced that Nationwide has entered  into a  definitive  agreement  for the sale of Gartmore  Group
     Limited  ("GGL"),  including  certain  of GGL's  subsidiaries  based in the
     United  Kingdom ( the "U.K."),  to Hellman & Friedman  Advisors  LLC, a San
     Francisco-based  private equity  investment firm (the "U.K.  Sale").  GGL's
     U.K. investment advisory  subsidiaries,  including Gartmore Global Partners
     ("GGP"),  represent  the  London-based  arm of  Gartmore  Group,  the asset management business of Nationwide.  Pending regulatory approval in the U.K.
     and other such  appropriate  jurisdictions,  the U.K.  Sale is  expected to close during the third quarter of 2006.  Upon the closing of the U.K. Sale, a change in control of GGP will occur that will cause all of GGP's  current subadvisory  agreements  with the Funds to terminate.  As described in more detail below, the Board of Trustees (the "Board") of the Funds has approved new subadvisory  agreements with  newly-unaffiliated  GGP, in reliance upon the Manager of Managers  exemptive  order the Funds have  obtained from the
     SEC. The new subadvisory  agreements with  newly-unaffiliated GGP will take effect  immediately  upon  the  closing  of the U.K.  Sale and will  ensure continued provision of subadvisory services by GGP to the Funds affected.

     The U.K. Sale will not affect the U.S.-based  operations of Gartmore Group.
     Nationwide  will retain  ownership of the U.S.-based arm of Gartmore Group, including GGAMT's  U.S.-registered  investment advisory  subsidiaries GMFCT and GMCM, which will continue to provide  investment  advisory  services to the Funds, including:

     a.   The following Funds, which are advised by GMFCT:

Federated GVIT High Income Bond Fund              Gartmore GVIT Global Health Sciences Fund
Gartmore GVIT Government Bond Fund                Gartmore GVIT Global Technology and
Gartmore GVIT Growth Fund                              Communications Fund
Gartmore GVIT Investor Destinations Aggressive    Gartmore GVIT U.S. Growth Leaders Fund
   Fund                                           Gartmore GVIT Worldwide Leaders Fund
Gartmore GVIT Investor Destinations Moderately    GVIT Bond Index Fund
   Aggressive Fund                                GVIT International Index Fund
Gartmore GVIT Investor Destinations Moderate      GVIT International Value Fund
   Fund                                           GVIT Mid Cap Index Fund
Gartmore GVIT Investor Destinations Moderately    GVIT S&P 500 Index Fund
   Conservative Fund                              GVIT Small Cap Growth Fund
Gartmore GVIT Investor Destinations Conservative  GVIT Small Cap Index Fund
   Fund                                           GVIT Small Cap Value Fund
Gartmore GVIT Mid Cap Growth Fund                 GVIT Small Company Fund
Gartmore GVIT Money Market Fund                   JP Morgan GVIT Balanced Fund
Gartmore GVIT Money Market Fund II                Van Kampen GVIT Comstock Value Fund
Gartmore GVIT Nationwide Fund                     Van Kampen GVIT Multi Sector Bond Fund
Gartmore GVIT Nationwide Leaders Fund

     PS-AF-1(7/06)                                                     (over)

     b.   The following Fund, which is advised by GMCM:

     GVIT Enhanced Income Fund

2.   The following Funds currently are subadvised by GGP:

Gartmore GVIT Developing Markets Fund             Gartmore GVIT International Growth Fund
Gartmore GVIT Emerging Markets Fund               Gartmore GVIT Worldwide Leaders Fund
Gartmore GVIT Global Financial Services Fund      GVIT Small Company Fund
Gartmore GVIT Global Utilities Fund

     a.   At its June 14, 2006 board meeting, the Board approved new subadvisory agreements  with  newly-unaffiliated  GGP with  respect  to all of the above-referenced Funds (with the exception of the Gartmore GVIT Global
          Financial  Services Fund),  effective  immediately upon the closing of the  U.K.  Sale,  in  order  to  ensure  the  continued  provision  of subadvisory services by GGP without interruption.

     b.   The Gartmore GVIT Global Financial Services Fund has been subject to a subadvisory  agreement  with GGP. At its June 14, 2006 board  meeting, the Board approved the termination of the  subadvisory  agreement with
          GGP with respect to the Gartmore GVIT Global Financial  Services Fund,
          effective immediately upon the closing of the U.K. Sale. At that time, the Fund's  investment  adviser  will  assume  responsibility  for the day-to-day management of this Fund. The portfolio management personnel that have been  managing the Fund will continue to manage this Fund on behalf of the Fund's investment adviser.

3.   On June 14, 2006, the Board also  determined  that, upon the closing of the
     U.K.   Sale,   GGAMT  will   transfer  all  of  its   investment   advisory
     responsibilities to its wholly-owned investment advisory subsidiary, GMFCT.
     Accordingly,  the Board approved the addition of the GGAMT-advised Funds to the Funds' investment advisory agreement with GMFCT,  effective immediately upon the closing of the U.K. Sale. The terms of the GMFCT  agreements  with respect to these  Funds are  identical  (except  for the  Adviser) in every material respect to each such Fund's current investment  advisory agreement with GGAMT.  The same  portfolio  management  personnel who currently  have managed  each of these  Funds on behalf of GGAMT  shall  continue to manage each such Fund on behalf of GMFCT.  Based on the  information  provided  by
     GGAMT and GMFCT,  the Board was  satisfied  that the transfer of investment adviser  responsibilities by GGAMT to its wholly-owned  investment advisory
     subsidiary,   GMFCT,   will  not   constitute  an  assignment   that  would
     automatically  terminate the investment  advisory agreement pursuant to the
     Investment  Company Act of 1940,  as  amended,  because no change of actual control or  management  of the  investment  adviser  providing the advisory services will result. The transfer will affect the following Funds:

Gartmore GVIT Developing Markets Fund             Gartmore GVIT Global Utilities Fund
Gartmore GVIT Emerging Markets Fund               Gartmore GVIT International Growth Fund
Gartmore GVIT Global Financial Services Fund

                  INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
                       THE PROSPECTUS FOR FUTURE REFERENCE